Exhibit 10.2

ENERGY TRANSITION PROPERTY PURCHASE AND SALE AGREEMENT

by and between

PNM ENERGY TRANSITION BOND COMPANY I, LLC,

Issuer

and

PUBLIC SERVICE COMPANY OF NEW MEXICO,

Seller

Acknowledged and Accepted by

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Indenture Trustee

Dated as of November 15, 2023

EXHIBIT

Exhibit A	Form of Bill of Sale

APPENDIX

Appendix A	Definitions and Rules of Construction

This ENERGY TRANSITION PROPERTY PURCHASE AND SALE AGREEMENT, dated as of November 15, 2023, is by and between PNM ENERGY TRANSITION BOND COMPANY I, LLC, a Delaware limited liability company (the “Issuer”), and PUBLIC SERVICE COMPANY OF NEW MEXICO (the “Seller”), a New Mexico corporation, and acknowledged and accepted by U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as indenture trustee (the “Indenture Trustee”).

RECITALS

WHEREAS, the Issuer desires to purchase the Series Property created pursuant to the Energy Transition Act;

WHEREAS, the Seller is willing to sell its rights and interests under the Financing Order to the Issuer, whereupon such rights and interests will become the Series Property;

WHEREAS, the Issuer, in order to finance the purchase of the Series Property, will issue the Series A Bonds under the Indenture; and

WHEREAS, the Issuer, to secure its obligations under the Series A Bonds and the Indenture, will pledge, among other things, all right, title and interest of the Issuer in and to the Series Property and this Sale Agreement to the Indenture Trustee for the benefit of the Secured Parties.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I.
DEFINITIONS AND RULES OF CONSTRUCTION

SECTION 1.01.      Definitions and Rules of Construction. Capitalized terms used but not otherwise defined in this Sale Agreement shall have the respective meanings given to such terms in Appendix A of the Indenture dated as of the date hereof (as amended, modified or supplemented from time to time in accordance with the provisions thereof, the “Indenture”), among the Issuer, the Indenture Trustee and U.S. Bank National Association, in its capacity as securities intermediary. Not all terms defined in Appendix A of the Indenture are used in this Sale Agreement. The rules of construction set forth in Appendix A of the Indenture shall apply to this Sale Agreement.

ARTICLE II.
CONVEYANCE OF SERIES PROPERTY

SECTION 2.01.      Conveyance of Series Property.

(a)            In consideration of the Issuer’s delivery to or upon the order of the Seller of $316,446,911, subject to the conditions specified in Section 2.02, the Seller does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse or warranty, except as set forth herein, all right, title and interest of the Seller in, to and under the Series Property (such sale, transfer, assignment, setting over and conveyance of the Series Property includes, to the fullest extent permitted by the Energy Transition Act and the New Mexico UCC, the assignment of all revenues or other proceeds of or arising from the Series Charges related to the Series Property, as the same may be adjusted from time to time pursuant to the Financing Order and the Energy Transition Act). Such sale, transfer, assignment, setting over and conveyance is hereby expressly stated to be a sale or other absolute transfer and, pursuant to Section 62-18-14(A) of the Energy Transition Act, shall be treated as an absolute transfer and true sale and not as a pledge of or secured transaction relating to the Seller’s right, title, and interest in, to, and under the Series Property. The Seller and the Issuer agree that after giving effect to the sale, transfer, assignment, setting over and conveyance contemplated hereby the Seller has no right, title or interest in, to or under the Series Property to which a security interest could attach because (i) it has sold, transferred, assigned, set over and conveyed all right, title and interest in and to the Series Property to the Issuer, (ii) as provided in Section 62-18-14 of the Energy Transition Act, all right, title and interest shall have passed to the Issuer and (iii) as provided in Section 62-18-14(B) of the Energy Transition Act, appropriate financing statements shall have been filed and such transfer is perfected against all third parties, except creditors holding a prior security interest, ownership interest or assignment in the Series Property previously perfected in accordance with Section 62-18-13 of the Energy Transition Act. If such sale, transfer, assignment, setting over and conveyance is held by any court of competent jurisdiction not to be an absolute transfer and true sale as provided in Section 62-18-14(A) of the Energy Transition Act, then such sale, transfer, assignment, setting over and conveyance shall be treated as a pledge of the Series Property and as the creation of a security interest (within the meaning of the Energy Transition Act and the UCC) in the Series Property and, without prejudice to its position that it has absolutely transferred all of its rights in the Series Property to the Issuer, the Seller hereby grants a security interest in the Series Property to the Issuer (and to the Indenture Trustee for the benefit of the Secured Parties) to secure their respective rights under the Basic Documents to receive the Series Charges and all other Series Property.

(b)            Subject to Section 2.02, the Issuer does hereby purchase the Series Property from the Seller for the consideration set forth in Section 2.01(a).

SECTION 2.02.      Conditions to Conveyance of Series Property. The obligation of the Seller to sell, and the obligation of the Issuer to purchase, Series Property on the Series Closing Date shall be subject to the satisfaction or waiver of each of the following conditions:

(a)            on or prior to the Series Closing Date, the Seller shall have delivered to the Issuer a duly executed Bill of Sale identifying and conveying the Series Property on the Series Closing Date;

(b)            on or prior to the Series Closing Date, the Seller shall have obtained the Financing Order creating the Series Property;

(c)            as of the Series Closing Date, the Seller is not insolvent and will not have been made insolvent by such sale and the Seller is not aware of any pending insolvency with respect to itself;

(d)            as of the Series Closing Date, (i) the representations and warranties of the Seller in this Sale Agreement must be true and correct with the same force and effect as if made on that date (except to the extent they relate to an earlier date), (ii) no breach of any covenant or agreement of the Seller contained in this Sale Agreement has occurred and is continuing and (iii) no Servicer Default shall have occurred and be continuing;

(e)            as of the Series Closing Date, (i) the Issuer shall have sufficient funds available to pay the purchase price for the Series Property to be conveyed on such date and (ii) all conditions to the issuance of the Series A Bonds intended to provide such funds set forth in the Indenture and the applicable Series Supplement shall have been satisfied or waived;

(f)            on or prior to the Series Closing Date, the Seller shall have taken all action required to transfer to the Issuer ownership of the Series Property on such date, free and clear of all Liens other than Liens created by the Issuer pursuant to the Basic Documents and to perfect such transfer, including filing any statements or filings under the Energy Transition Act or the New Mexico UCC; and the Issuer or the Servicer, on behalf of the Issuer, shall have taken any action required for the Issuer to grant the Indenture Trustee a Lien and first priority perfected security interest in the Collateral and maintain such security interest as of the Series Closing Date;

(g)            the Seller shall have received and delivered to the Rating Agencies and the Issuer any Opinions of Counsel required by the Rating Agencies;

(h)            the Seller shall have received and delivered to the Issuer and the Indenture Trustee an opinion or opinions of outside tax counsel (as selected by the Seller, and in form and substance reasonably satisfactory to the Issuer) to the effect that (i) the Issuer will not be subject to U.S. federal income tax as an entity separate from its sole owner and that the Series A Bonds will be treated as debt of the Issuer’s sole owner for U.S. federal income tax purposes and (ii) for U.S. federal income tax purposes, the Seller will not be treated as recognizing gross income upon the issuance of the Series A Bonds;

(i)            on and as of the Series Closing Date, each of the Certificate of Formation, the LLC Agreement, the Servicing Agreement, this Sale Agreement, the Indenture, the Series Supplement, the Financing Order and the Energy Transition Act shall be in full force and effect;

(j)            the Seller shall have delivered to the Indenture Trustee and the Issuer an Officer’s Certificate confirming the satisfaction of each condition precedent specified in this Section 2.02;

(k)            the Seller shall have received the purchase price for the Series Property.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES OF SELLER

Subject to Section 3.09, the Seller makes the following representations and warranties, as of the Series Closing Date, and the Seller acknowledges that the Issuer has relied thereon in acquiring the Series Property. The representations and warranties shall survive the sale and transfer of Series Property to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture. The Seller agrees that (i) the Issuer may assign the right to enforce the following representations and warranties to the Indenture Trustee and (ii) the following representations and warranties inure to the benefit of the Issuer and the Indenture Trustee.

SECTION 3.01.      Organization and Good Standing. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of New Mexico, with requisite power and authority to own its properties and conduct its business as of the Series Closing Date.

SECTION 3.02.      Due Qualification. The Seller is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, licenses or approvals (except where the failure to so qualify or obtain such licenses and approvals would not be reasonably likely to have a material adverse effect on the Seller’s business, operations, assets, revenues or properties, the Series Property, the Issuer or the Series A Bonds).

SECTION 3.03.      Power and Authority. The Seller has the requisite corporate power and authority to execute and deliver this Sale Agreement and to carry out its terms. The Seller has full corporate power and authority to own the Series Property and to sell and assign the Series Property to the Issuer and the Seller has duly authorized such sale and assignment to the Issuer by all necessary corporate action. The execution, delivery and performance of obligations under this Sale Agreement have been duly authorized by all necessary corporate action on the part of the Seller under its organizational documents and laws.

SECTION 3.04.      Binding Obligation. This Sale Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject to bankruptcy, receivership, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law.

SECTION 3.05.      No Violation. The consummation of the transactions contemplated by this Sale Agreement and the fulfillment of the terms hereof do not: (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the Seller’s organizational documents or any indenture, or other material agreement or instrument to which the Seller is a party or by which it is bound; or (b) result in the creation or imposition of any Lien upon any of the Seller’s properties pursuant to the terms of any such indenture, agreement or other instrument (other than any Lien that may be granted in the Issuer’s favor or any Lien under the Basic Documents or any Liens created by the Issuer pursuant to the Energy Transition Act) or violate any existing law or any order, rule or regulation applicable to the Seller issued by any Governmental Authority having jurisdiction over the Seller or its properties.

SECTION 3.06.      No Proceedings. There are no proceedings pending or, to the Seller’s knowledge, investigations pending or threatened or proceedings threatened, before any Governmental Authority having jurisdiction over the Seller or its properties: (a) asserting the invalidity of the Basic Documents, the Series A Bonds, the Energy Transition Act or the Financing Order; (b) seeking to prevent the issuance of the Series A Bonds or the consummation of any of the transactions contemplated by the Basic Documents; (c) seeking a determination or ruling that could reasonably be expected to materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, the Basic Documents, the Series A Bonds or the Financing Order; or (d) challenging the Seller’s treatment of the Series A Bonds as debt of the Seller for U.S. federal income tax purposes.

SECTION 3.07.      Approvals. No governmental approvals, authorizations, consents, orders or other actions or filings, other than filings under the Energy Transition Act or with the New Mexico Secured Transaction Registry or the UCC of Delaware, are required for the Seller to execute, deliver and perform its obligations under this Sale Agreement except those which have previously been obtained or made or are required to be made by the Servicer in the future pursuant to the Servicing Agreement. The Seller has provided the Commission with a copy of each registration statement, prospectus, Current Report on Form 8-K or other filing made with the SEC as part of the transactions contemplated hereby.

SECTION 3.08.      The Series Property.

(a)            Information. Subject to Section 3.08(h), at the Series Closing Date, all written information, as amended or supplemented from time to time, provided by the Seller to the Issuer with respect to the Series Property (including the Expected Amortization Schedule, the Expected Sinking Fund Schedule and the Financing Order) is true and correct in all material respects.

(b)            True-Sale and Absolute Transfer. It is the intention of the parties hereto that the transfer, sale, assignment and conveyance of the Series Property herein contemplated constitutes a sale or other absolute transfer of all of the Seller’s right, title and interest in the Series Property to the Issuer; upon the execution and delivery of this Sale Agreement and the Bill of Sale on the Series Closing Date, the Series Property shall be validly transferred, sold and assigned to the Issuer and the Seller will have no right, title or interest in the Series Property and the Series Property would not be part of the estate of the Seller as debtor in the event of a filing of a bankruptcy petition by or against the Seller under any bankruptcy law. The Seller hereby represents that no portion of the Series Property has been sold, transferred, assigned, pledged or otherwise conveyed by the Seller to any Person other than the Issuer, and, to the Seller’s knowledge (after due inquiry), no security agreement, financing statement or equivalent security or lien instrument listing the Seller as debtor covering all or a portion of the Series Property is on file or of record in any jurisdiction, except such as may have been filed or recorded in favor of the Issuer or the Indenture Trustee in connection with the Basic Documents.

(c)            Title. The Seller is the sole owner of the Series Property sold to the Issuer on the Series Closing Date and such sale is made free and clear of all Liens other than Liens created by the Issuer pursuant to the Indenture and the Series Supplement. All actions or filings, including filings under the Energy Transition Act and the UCC, necessary to give the Issuer a valid ownership interest in the Series Property and to grant the Indenture Trustee a first priority perfected security interest in the Series Property, free and clear of all Liens of the Seller or any other Person have been taken or made.

(d)            Financing Order; Other Approvals. On the Series Closing Date, under the laws of the State of New Mexico (including the Energy Transition Act) and the United States in effect on the Series Closing Date: (i) the Financing Order pursuant to which the Series Property has been created is in full force and effect and is Final; (ii) as of the issuance of the Series A Bonds, the Series A Bonds are entitled to the protections provided by the Energy Transition Act and, accordingly, the Financing Order and the Series Charges are not revocable by the Commission; (iii) revisions to Public Service Company of New Mexico’s electric tariff to implement the Series Charges shall be filed not later than 15 days after the Series Closing Date and, in accordance with the Energy Transition Act, the Series Charges will become effective 15 days after such filing, such revisions shall be consistent with the Financing Order, and, pursuant to the Energy Transition Act, any electric tariff implemented consistent with a Financing Order issued by the Commission is not subject to modification by the Commission except for True-Up Adjustments made in accordance with the Energy Transition Act; (iv) the process by which the Financing Order creating the Series Property was adopted and approved complies with all applicable laws, rules and regulations; (v) the Financing Order is not subject to appeal and is legally enforceable, and the process by which it was issued complied with all applicable laws, rules and regulations and (vi) no Governmental Approvals, authorizations, consents, orders or other actions or filings, other than filings under the Energy Transition Act or the UCC of New Mexico or Delaware, are required for the Seller to executed, deliver and perform its obligations under this Sale Agreement except those which have previously been obtained or made or are required to be made by the Servicer in the future pursuant to the Servicing Agreement.

(e)            State Action. Under the Energy Transition Act, the State of New Mexico may not take or permit any action that would impair the value of the Series Property or reduce or alter, except for the True-Up Adjustment, or reduce, alter or impair the Series Charges to be imposed, collected and remitted to the Issuer, for the benefit of the Holders of the Series A Bonds until the principal of, interest on, and redemption premium (if any) or other charges incurred in connection with the Series A Bonds are paid in full. Furthermore, under the contract clauses of the Constitution of the State of New Mexico and the United States Constitution, the State of New Mexico, including the Commission, could not take any action of a legislative character, including repeal or amendment of the Energy Transition Act or the Financing Order that substantially impairs the value of the Series Property or substantially reduces or alters, except for the True-Up Adjustment, or substantially impairs the Series Charges to be imposed, collected and remitted to the Issuer for the benefit of the Holders of the Series A Bonds, unless such action is a reasonable exercise of the State of New Mexico’s sovereign powers and of a character reasonable and appropriate to further a significant and legitimate public purpose and, under the takings clauses of the constitution of the State of New Mexico and the United States Constitution, the State of New Mexico, including the Commission, could not repeal or amend the Energy Transition Act or the Financing Order or take any other action in contravention of the State Pledge, without paying just compensation to the Holders of the Series A Bonds, as determined by a court of competent jurisdiction, if such action constitutes a permanent appropriation of a substantial property interest of the Holders of the Series A Bonds in the Series Property and deprives the Holders of the Series A Bonds of their reasonable expectations arising from their investment in the Series A Bonds. However, there is no assurance that, even if a court were to award just compensation, it would be sufficient to pay the full amount of principal of, interest on and redemption premium (if any) on the Series A Bonds.

(f)            Assumptions. On the Series Closing Date, based upon the information available to the Seller on such date, the assumptions used in calculating the Series Charges are reasonable and are made in good faith. Notwithstanding the foregoing, the Seller makes no representation or warranty, express or implied, that amounts actually collected arising from those Series Charges will in fact be sufficient to meet the payment obligations on the related Series A Bonds or that the assumptions used in calculating such Series Charges will in fact be realized.

(g)            Creation of Series Property.

(i)            For purposes of the Energy Transition Act, the Series Property constitutes a present property right that will continue to exist until the Series A Bonds issued pursuant to the Financing Order and all Financing Costs of the Series A Bonds are paid in full; and

(ii)            the Series Property consists of (A) all rights and interest of the Seller under the Financing Order, including the right to impose, charge, collect and receive Series Charges in an amount necessary to provide for full payment and recovery of all Energy Transition Costs identified in the Financing Order; (B) the right under the Financing Order to obtain True-Up Adjustments of the Series Charges; and (C) all revenues or other proceeds arising out of the rights and interests described in (A) and (B).

(h)            Nature of Representations and Warranties. The representations and warranties set forth in this Section 3.08, insofar as they involve conclusions of law, are made not on the basis that the Seller purports to be a legal expert or to be rendering legal advice, but rather to reflect the parties’ good faith understanding of the legal basis on which the parties are entering into this Sale Agreement and the other Basic Documents and the basis on which the Holders are purchasing the Series A Bonds, and to reflect the parties’ agreement that, if such understanding turns out to be incorrect or inaccurate, the Seller will be obligated to indemnify the Issuer and its permitted assigns (to the extent required by and in accordance with Section 5.01), and that the Issuer and its permitted assigns will be entitled to enforce any rights and remedies under the Basic Documents on account of such inaccuracy to the same extent as if the Seller had breached any other representations or warranties hereunder.

(i)            Prospectus. As of the date hereof, the information describing the Seller under the caption “Public Service Company of New Mexico’s Review of Energy Transition Property” and “Public Service Company of New Mexico—The Depositor, Sponsor, Seller and Initial Servicer” in the prospectus dated November 7, 2023 relating to the Series A Bonds is true and correct in all material respects.

(j)            Solvency. After giving effect to the sale of the Series Property hereunder, the Seller:

(i)            is solvent and expects to remain solvent;

(ii)           is adequately capitalized to conduct its business and affairs considering its size and the nature of its business and intended purpose;

(iii)          is not engaged in nor does it expect to engage in a business for which its remaining property represents unreasonably small capital;

(iv)          reasonably believes that it will be able to pay its debts as they come due; and

(v)           is able to pay its debts as they mature and does not intend to incur, or believes that it will not incur, indebtedness that it will not be able to repay at its maturity.

(k)            No Court Order. There is no order by any court providing for the revocation, alteration, limitation or other impairment of the Energy Transition Act, the Financing Order, the Series Property or the Series Charges or any rights arising under any of them or that seeks to enjoin the performance of any obligations under the Financing Order.

(l)            Survival of Representations and Warranties The representations and warranties set forth in this Section 3.08 shall survive the execution and delivery of this Sale Agreement and may not be waived by any party hereto except pursuant to a written agreement executed in accordance with Article VI and as to which the Rating Agency Condition has been satisfied.

SECTION 3.09.      Limitations on Representations and Warranties. Without prejudice to any of the other rights of the parties, the Seller will not be in breach of any representation or warranty as a result of a change in law by means of any legislative enactment, constitutional amendment or voter referendum. Notwithstanding anything in this Sale Agreement to the contrary, the Seller makes no representation that amounts collected will be sufficient to meet the obligations on the Series A Bonds.

ARTICLE IV.
COVENANTS OF THE SELLER

SECTION 4.01.      Existence. Subject to Section 5.02, so long as any of the Series A Bonds are Outstanding, the Seller (a) will keep in full force and effect its existence and remain in good standing or equivalent status under the laws of the jurisdiction of its organization and (b) will obtain and preserve its qualifications to do business in each jurisdiction in which such qualification is or will be necessary to protect the validity and enforceability of this Sale Agreement and each other instrument or agreement to which the Seller is a party necessary to the proper administration of this Sale Agreement and the transactions contemplated hereby.

SECTION 4.02.      No Liens. Except for the conveyances under this Sale Agreement or any Lien for the benefit of the Issuer, the Holders of the Series A Bonds or the Indenture Trustee, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any of the Series Property, or any interest therein. The Seller will not at any time assert any Lien against or with respect to any Series Property, and will defend the right, title and interest of the Issuer and of the Indenture Trustee, on behalf of the Secured Parties, in, to and under the Series Property against all claims of third parties claiming through or under the Seller.

SECTION 4.03.      Use of Proceeds. The Seller will use the proceeds of the sale of the related Series Property in accordance with the Financing Order.

SECTION 4.04.      Delivery of Collections. In the event that the Seller receives any Energy Transition Charge Collections or other payments in respect of the Series Charges or the proceeds thereof, other than in its capacity as the Servicer, the Seller agrees to pay to the Servicer, on behalf of the Issuer, all payments received by it in respect thereof as soon as practicable after receipt thereof. Prior to such remittance to the Servicer by the Seller, the Seller agrees that such amounts are held by it in trust for the Issuer and the Indenture Trustee.

SECTION 4.05.      Notice of Liens. The Seller shall notify the Issuer and the Indenture Trustee promptly after becoming aware of any Lien on any of the Series Property, other than the conveyances hereunder and any Lien pursuant to the Basic Documents, including the Lien in favor of the Indenture Trustee for the benefit of the Holders of the Series A Bonds.

SECTION 4.06.      Compliance with Law. The Seller hereby agrees to comply with its organizational or governing documents and all laws, treaties, rules, regulations and determinations of any Governmental Authority applicable to it, except to the extent that failure to so comply would not materially adversely affect the Issuer’s or the Indenture Trustee’s interests in the Series Property under any of the Basic Documents to which the Seller is party or of Seller’s performance of its material obligations under this Sale Agreement or under any of the other Basic Documents to which it is a party.

SECTION 4.07.      Covenants Related to Series A Bonds and Series Property.

(a)            So long as any of the Series A Bonds are Outstanding, the Seller shall treat the Series Property as the Issuer’s property for all purposes other than financial accounting or tax purposes.

(b)            So long as any of the Series A Bonds are Outstanding, the Seller shall treat such Series A Bonds as debt of the Issuer and not that of the Seller, except for financial accounting and tax purposes. For U.S. federal income tax purposes and, to the extent consistent with applicable state, local and other tax law, for purposes of state, local or other taxes, so long as any of the Series A Bonds are Outstanding, the Seller agrees to treat such Series A Bonds as indebtedness of the Seller (as the sole owner of the Issuer) secured by the Collateral unless otherwise required by appropriate taxing authorities.

(c)            So long as any of the Series A Bonds are Outstanding, the Seller shall disclose in its financial statements that the Issuer and not the Seller is the owner of the Series Property and that the assets of the Issuer are not available to pay creditors of the Seller or its Affiliates (other than the Issuer).

(d)            So long as any of the Series A Bonds are Outstanding, the Seller shall not own or purchase any Series A Bonds.

(e)            So long as the Series A Bonds are Outstanding, the Seller shall disclose the effects of all transactions between the Seller and the Issuer in accordance with generally accepted accounting principles.

(f)            The Seller agrees that, upon the sale by the Seller of the Series Property to the Issuer pursuant to this Sale Agreement, (i) to the fullest extent permitted by law, including applicable Commission Regulations and the Energy Transition Act, the Issuer shall have all of the rights originally held by the Seller with respect to the Series Property, including the right (subject to the terms of the Servicing Agreement) to exercise any and all rights and remedies to collect any amounts payable by any Customer in respect of the Series Property, notwithstanding any objection or direction to the contrary by the Seller (and the Seller agrees not to make any such objection or to take any such contrary action) and (ii) any payment by any Customer directly to the Issuer shall discharge such Customer’s obligations, if any, in respect of the Series Property to the extent of such payment, notwithstanding any objection or direction to the contrary by the Seller.

(g)            So long as any of the Series A Bonds are Outstanding, (i) in all proceedings relating directly or indirectly to the Series Property, the Seller shall affirmatively certify and confirm that it has sold all of its rights and interests in and to such property (other than for financial accounting or tax purposes), (ii) the Seller shall not make any statement or reference in respect of the Series Property that is inconsistent with the ownership interest of the Issuer (other than for financial accounting or tax purposes), (iii) the Seller shall not take any action in respect of the Series Property except solely in its capacity as the Servicer thereof pursuant to the Servicing Agreement or as otherwise contemplated by the Basic Documents, and (iv) neither the Seller nor the Issuer shall take any action, file any tax return or make any election inconsistent with the treatment of the Issuer, for U.S. federal income tax purposes and, to the extent consistent with applicable state tax law, state income and franchise tax purposes, as a disregarded entity that is not separate from the Seller (or, if relevant, from another sole owner of the Issuer).

SECTION 4.08.      Protection of Title. The Seller shall execute and file such filings, including filings with the New Mexico Secured Transaction Registry pursuant to the Energy Transition Act, and cause to be executed and filed such filings, all in such manner and in such places as may be required by law to fully preserve, maintain, protect and perfect the ownership interest of the Issuer, and the back-up precautionary security interest of the Issuer pursuant to Section 2.01, and the first priority security interest of the Indenture Trustee in the Series Property, including all filings (including but not limited to continuation statements) required under the Energy Transition Act and the UCC relating to the transfer of the ownership of the rights and interest in the Series Property by the Seller to the Issuer or the pledge of the Issuer’s interest in the Series Property to the Indenture Trustee. The Seller shall deliver or cause to be delivered to the Issuer and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Seller shall institute any action or proceeding necessary to compel performance by the Commission, the State of New Mexico or any of their respective agents of any of their obligations or duties under the Energy Transition Act or the Financing Order and the Seller agrees to take such legal or administrative actions, including defending against or instituting and pursuing legal actions and appearing or testifying at hearings or similar proceedings, in each case as may be reasonably necessary (a) to seek to protect the Issuer and the Secured Parties from claims, state actions or other actions or proceedings of third parties that, if successfully pursued, would result in a breach of any representation set forth in Article III or any covenant set forth in Article IV and (b) to seek to block or overturn any attempts to cause a repeal of, modification of or supplement to the Energy Transition Act or the Financing Order, or the rights of Holders of the Series A Bonds by legislative enactment or constitutional amendment that would be materially adverse to the Issuer or the Secured Parties or that would otherwise cause an impairment of the rights of the Issuer or the Secured Parties. The costs of any such actions or proceedings undertaken by the Seller will be reimbursed by the Issuer as an Operating Expense.

SECTION 4.09.      Nonpetition Covenants. Notwithstanding any prior termination of this Sale Agreement or the Indenture, the Seller shall not, prior to the date that is one year and one day after the termination of the Indenture and payment in full of the Series A Bonds or any other amounts owed under the Indenture or the Series Supplement, petition or otherwise invoke or cause the Issuer to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a voluntary case against the Issuer under any U.S. federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official or any substantial part of the property of the Issuer, or ordering the winding up or liquidation of the affairs of the Issuer.

SECTION 4.10.      Taxes. So long as any of the Series A Bonds are outstanding, the Seller shall, and shall cause each of its Affiliates to, pay all material taxes, assessments and governmental charges imposed upon it or any of its properties or assets or with respect to any of its franchises, business, income or property before any penalty accrues thereon if the failure to pay any such taxes, assessments and governmental charges would, after any applicable grace periods, notices or other similar requirements, result in a Lien on the Series Property; provided, that no such tax need be paid if the Seller or one of its Affiliates is contesting the same in good faith by appropriate proceedings promptly instituted and diligently conducted and if the Seller or such Affiliate has established appropriate reserves as shall be required in conformity with generally accepted accounting principles.

SECTION 4.11.      Notice of Breach to Rating Agencies, Etc. Promptly after obtaining knowledge thereof, in the event of a breach in any material respect (without regard to any materiality qualifier contained in such representation, warranty or covenant) of any of the Seller’s representations, warranties or covenants contained herein, the Seller shall promptly notify the Issuer, the Indenture Trustee and the Rating Agencies of such breach. For the avoidance of doubt, any breach that would adversely affect scheduled payments on the Series A Bonds will be deemed to be a material breach for purposes of this Section 4.11.

SECTION 4.12.      Filing Requirements. The Seller shall comply with all filing requirements, including any post-closing filings, in accordance with the Financing Order and the Energy Transition Act.

SECTION 4.13.      Further Assurances. Upon the request of the Issuer, the Seller shall execute and deliver such further instruments and do such further acts as may be reasonably necessary to carry out the provisions and purposes of this Sale Agreement.

SECTION 4.14.      Intercreditor Agreement. The Seller shall not become a party to any (i) trade receivables purchase and sale agreement or similar arrangement under which it sells all or any portion of its accounts receivables owing from New Mexico electric distribution customers unless the Indenture Trustee, the Seller and the other parties to such additional arrangement shall have (A) entered into an intercreditor agreement in connection therewith, substantially in the form of Exhibit D to the Indenture, with such changes as may be agreed among the parties thereto so long as such changes do not materially and adversely affect any Holder’s rights in and to any Collateral or otherwise under the Indenture, and (B) the terms of the documentation evidencing such trade receivables purchase and sale arrangement or similar arrangement shall expressly exclude Series Property (including Series Charges) from any receivables or other assets pledged or sold under such arrangement or (ii) sale agreement selling to any Affiliate property consisting of charges similar to the Series Charges sold pursuant to this Sale Agreement, payable by Customers pursuant to the Energy Transition Act or any similar law, unless (A) the Seller and the other parties to such arrangement shall have entered into an intercreditor agreement as described in (i)(A) above and (B) the Rating Agency Condition shall have been satisfied.

ARTICLE V.
THE SELLER

SECTION 5.01.      Liability of Seller; Indemnities.

(a)            The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Sale Agreement.

(b)            The Seller shall indemnify the Issuer and the Indenture Trustee (for the benefit of the Secured Parties) and each of their respective officers, directors, employees, trustees, managers and agents for, and defend and hold harmless each such Person from and against, any and all taxes (other than taxes imposed on Holders as a result of their ownership of a Series A Bond) that may at any time be imposed on or asserted against any such Person as a result of the sale and assignment of the Series Property to the Issuer, including any franchise, sales, gross receipts, general corporation, tangible personal property, privilege or license taxes, but excluding any taxes imposed as a result of a failure of such Person to withhold or remit taxes with respect to payments on any Series A Bond, it being understood that the Holders shall be entitled to enforce their rights against the Seller under this Section 5.01(b) solely through a cause of action brought for their benefit by the Indenture Trustee as set forth in the Indenture.

(c)            The Seller shall indemnify the Issuer and the Indenture Trustee (for the benefit of the Secured Parties) and each of their respective officers, directors, employees, trustees, managers and agents for, and defend and hold harmless each such Person from and against, any and all taxes (other than taxes imposed on Holders as a result of their ownership of a Series A Bond) that may at any time be imposed on or asserted against any such Person as a result of the Issuer’s ownership and assignment of the Series Property, the issuance and sale by the Issuer of the Series A Bonds or the other transactions contemplated in the Basic Documents, including any franchise, sales, gross receipts, general corporation, tangible personal property, privilege or license taxes, but excluding any taxes imposed as a result of a failure of such Person to withhold or remit taxes with respect to payments on any Series A Bond.

(d)            The Seller shall indemnify the Issuer, the Indenture Trustee (for the benefit of the Secured Parties) and each of their respective officers, directors, employees and agents for, and defend and hold harmless each such Person from and against, all Losses that may be imposed on, incurred by or asserted against each such Person, in each such case, as a result of the Seller’s breach of any of its representations, warranties or covenants contained in this Sale Agreement.

(e)            Indemnification under Sections 5.01(b), 5.01(c), 5.01(d) and 5.01(f) shall include reasonable out-of-pocket fees and expenses of investigation and litigation (including reasonable attorneys’ fees and expenses, including such fees and expenses incurred in connection with enforcing the indemnification obligations of the Seller hereunder).

(f)            The Seller shall indemnify the Indenture Trustee (for itself) and each Independent Manager, and any of their respective officers, directors, employees and agents (each, an “Indemnified Person”), for, and defend and hold harmless each such Person from and against, any and all Losses incurred by any of such Indemnified Persons as a result of the Seller’s breach of any of its representations and warranties or covenants contained in this Sale Agreement, except to the extent of Losses either resulting from the willful misconduct, bad faith or gross negligence of such Indemnified Person or resulting from a breach of a representation or warranty made by such Indemnified Person in any of the Basic Documents that gives rise to the Seller’s breach. The Seller shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person in the settlement of any action, proceeding or investigation without the prior written consent of the Seller, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of the commencement of any action, proceeding or investigation, such Indemnified Person shall, if a claim in respect thereof is to be made against the Seller under this Section 5.01(f), notify the Seller in writing of the commencement thereof. Failure by an Indemnified Person to so notify the Seller shall relieve the Seller from the obligation to indemnify and hold harmless such Indemnified Person under this Section 5.01(f) only to the extent that the Seller suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under this Section 5.01(f), the Seller shall be entitled to conduct and control, at its expense and with counsel of its choosing that is reasonably satisfactory to such Indemnified Person, the defense of any such action, proceeding or investigation (in which case the Seller shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided, that the Indemnified Person shall have the right to participate in such action, proceeding or investigation through counsel chosen by it and at its own expense. Notwithstanding the Seller’s election to assume the defense of any action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Seller shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the defendants in any such action include both the Indemnified Person and the Seller and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Seller, (ii) the Seller shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action, (iii) the Seller shall authorize the Indemnified Person to employ separate counsel at the expense of the Seller or (iv) in the case of the Indenture Trustee, such action exposes the Indenture Trustee to a material risk of criminal liability or forfeiture or a Servicer Default has occurred and is continuing. Notwithstanding the foregoing, the Seller shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons other than one local counsel, if appropriate.

(g)            The Seller shall indemnify the Servicer (if the Servicer is not the Seller) for the costs of any action instituted by the Servicer pursuant to Section 5.02(d) of the Servicing Agreement that are not paid as Operating Expenses in accordance with the priorities set forth in Section 8.02(e) of the Indenture.

(h)            The remedies provided in this Sale Agreement are the sole and exclusive remedies against the Seller for breach of its representations and warranties in this Sale Agreement.

(i)            Indemnification under this Section 5.01 shall survive any repeal of, modification of, or supplement to, or judicial invalidation of, the Energy Transition Act or the Financing Order and shall survive the resignation or removal of the Indenture Trustee or the termination of this Sale Agreement and will rank pari passu with other general, unsecured obligations of the Seller. The Seller shall not indemnify any party under this Section 5.01 for any changes in law after the Series Closing Date, whether such changes in law are effected by means of any legislative enactment, any constitutional amendment or any final and non-appealable judicial decision.

SECTION 5.02.      Merger, Conversion or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (a) into which the Seller may be merged or consolidated and which succeeds to all or substantially all of the electric distribution business of the Seller, (b) which results from the division of the Seller into two or more Persons and which succeeds to all or substantially all of the electric distribution business of the Seller, (c) which may result from any merger or consolidation to which the Seller shall be a party and which succeeds to all or substantially all of the electric distribution business of the Seller, (d) which may succeed to the properties and assets of the Seller substantially as a whole and which succeeds to all or substantially all of the electric distribution business of the Seller, or (e) which may otherwise succeed to all or substantially all of the electric distribution business of the Seller, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Sale Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Sale Agreement; provided, however, that: (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Article III shall have been breached and no Servicer Default, and no event that, after notice or lapse of time, or both, would become a Servicer Default, shall have occurred and be continuing, (ii) the Seller shall have delivered to the Issuer and the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation, reorganization, merger or succession and such agreement of assumption comply with this Section 5.02 and that all conditions precedent, if any, provided for in this Sale Agreement relating to such transaction have been complied with, (iii) the Seller shall have delivered to the Issuer and the Indenture Trustee an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all filings to be made by the Seller or the Seller, in its capacity as Seller or as Servicer, including filings under the Energy Transition Act with the New Mexico Secured Transaction Registry and the UCC, that are necessary or advisable to fully preserve and protect the respective interests of the Issuer and the Indenture Trustee in the Series Property have been executed and filed, and reciting the details of such filings, or (B) no such action is necessary to preserve and protect such interests, (iv) the Seller shall have given the Rating Agencies prior written notice of such transaction and (v) the Seller shall have delivered to the Issuer, the Indenture Trustee and the Rating Agencies an Opinion of Counsel from external tax counsel stating that, for U.S. federal income tax purposes, such consolidation, conversion, merger or succession and such agreement of assumption will not result in a material U.S. federal income tax consequence to the Issuer, the Seller, the Indenture Trustee or the Holders of Series A Bonds. When any Person (or more than one Person) acquires the properties and assets of the Seller substantially as a whole or otherwise becomes the successor, whether by merger, conversion, consolidation, sale, transfer, lease, management contract or otherwise, to all or substantially all of the assets of the Seller in accordance with the terms of this Section 5.02, then, upon satisfaction of all of the other conditions of this Section 5.02, the preceding Seller shall automatically and without further notice be released from all of its obligations hereunder.

SECTION 5.03.      Limitation on Liability of Seller and Others. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person, respecting any matters arising hereunder. Subject to Section 4.08, the Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Sale Agreement and that in its opinion may involve it in any expense or liability.

ARTICLE VI.
MISCELLANEOUS PROVISIONS

SECTION 6.01.      Amendment.

This Sale Agreement may be amended in writing by the Seller and the Issuer with (a) the prior written consent of the Indenture Trustee (b) the satisfaction of the Rating Agency Condition and (c) if any amendment would adversely affect in any material respect the interest of any Holder of the Series A Bonds, the consent of a majority of the Holders of each affected Tranche of Series A Bonds. In determining whether a majority of Holders of the Series A Bonds have consented, Series A Bonds owned by the Issuer or any Affiliate of the Issuer shall be disregarded, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such consent, the Indenture Trustee shall only be required to disregard any Series A Bonds it actually knows to be so owned. Promptly after the execution of any such amendment or consent, the Issuer shall furnish copies of such amendment or consent to each of the Rating Agencies.

Prior to the execution of any amendment to this Sale Agreement, the Issuer and the Indenture Trustee shall be entitled to receive and rely upon (i) an Opinion of Counsel, from external counsel of the Seller stating that the execution of such amendment is authorized and permitted by this Sale Agreement and that all conditions precedent provided for in this Sale Agreement relating to such amendment have been complied with and (ii) the Opinion of Counsel referred to in Section 3.01(c)(i) of the Servicing Agreement. The Issuer and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment that affects the Indenture Trustee’s own rights, duties or immunities under this Sale Agreement or otherwise.

SECTION 6.02.      Notices. Any notice, report or other communication given hereunder shall be in writing and shall be effective (i) upon receipt when sent through the mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, (ii) upon receipt when sent by an overnight courier, (iii) on the date personally delivered to an authorized officer of the party to which sent or (iv) on the date transmitted by facsimile or other electronic transmission with a confirmation of receipt in all cases, addressed as follows:

(a)            in the case of the Seller, to Public Service Company of New Mexico, at 414 Silver Ave. SW, Albuquerque, New Mexico 87102, Attention: President, Telephone: (505) 241-2700, Email: treasury@pnmresources.com;

(b)            in the case of the Issuer, to PNM Energy Transition Bond Company I, LLC, at 414 Silver Ave. SW, Albuquerque, New Mexico 87102, Attention: Senior Vice President, General Counsel and Secretary, Telephone: (505) 241-2700, Email: treasury@pnmresources.com;

(c)            in the case of the Indenture Trustee, to the Corporate Trust Office;

(d)            in the case of Moody’s, to Moody’s Investor Services, Inc., ABS/RMBS Monitoring Department, 25th Floor, 7 World Trade Center, 250 Greenwich Street, New York, New York, Email: servicereports@moodys.com; and

(e)            in the case of S&P, to S&P Global Ratings, a division of S&P Global Inc., Structured Credit Surveillance, 55 Water Street, New York, New York 10041, Telephone: (212) 438-8991, Email: servicer_reports@spglobal.com (all such notices to be delivered to S&P in writing by email).

Each Person listed above may, by notice given in accordance herewith to the other Persons listed above, designate any further or different address to which subsequent notices, reports and other communications shall be sent.

SECTION 6.03.      Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 5.02, this Sale Agreement may not be assigned by the Seller.

SECTION 6.04.      Limitations on Rights of Third Parties. The provisions of this Sale Agreement are solely for the benefit of the Seller, the Issuer, the Indenture Trustee (for the benefit of the Secured Parties) and the other Persons expressly referred to herein, and such Persons shall have the right to enforce the relevant provisions of this Sale Agreement. Nothing in this Sale Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Series Property or under or in respect of this Sale Agreement or any covenants, conditions or provisions contained herein.

SECTION 6.05.      Severability. Any provision of this Sale Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remainder of such provision (if any) or the remaining provisions hereof (unless such construction shall be unreasonable), and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6.06.      Separate Counterparts. This Sale Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. The words “execution,” “signed,” “delivery,” and words of like import in or relating to this Sale Agreement or any document to be signed in connection with this Sale Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SECTION 6.07.      Governing Law. This Sale Agreement shall be construed in accordance with the laws of the State of New Mexico, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 6.08.      Assignment to Indenture Trustee. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Secured Parties of all right, title and interest of the Issuer in, to and under this Sale Agreement, the Series Property and the revenues or other proceeds thereof and the assignment of any or all of the Issuer’s rights hereunder to the Indenture Trustee for the benefit of the Secured Parties. Notwithstanding such pledge, in no event shall the Indenture Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

SECTION 6.09.      Limitation of Liability. It is expressly understood and agreed by the parties hereto that this Sale Agreement is executed and delivered by the Indenture Trustee, not individually or personally but solely as Indenture Trustee on behalf of the Secured Parties, in the exercise of the powers and authority conferred and vested in it. The Indenture Trustee in acting hereunder is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Indenture.

SECTION 6.10.      Waivers. Any term or provision of this Sale Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof; provided, however, that no such waiver delivered by the Issuer shall be effective unless the Indenture Trustee has given its prior written consent thereto. Any such waiver shall be validly and sufficiently authorized for the purposes of this Sale Agreement if, as to any party, it is authorized in writing by an authorized representative of such party, with prompt written notice of any such waiver to be provided to the Rating Agencies. The failure of any party hereto to enforce at any time any provision of this Sale Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Sale Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Sale Agreement shall be held to constitute a waiver of any other or subsequent breach.

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IN WITNESS WHEREOF, the parties hereto have caused this Sale Agreement to be duly executed by their respective officers as of the day and year first above written.

PNM ENERGY TRANSITION BOND COMPANY I, LLC
as Issuer

By:
Name: Elisabeth A. Eden
Title: President & Treasurer

PUBLIC SERVICE COMPANY OF NEW MEXICO
as Seller

By:
Name: Elisabeth A. Eden
Title: Senior Vice President, Chief Financial Officer & Treasurer

ACKNOWLEDGED AND ACCEPTED:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Indenture Trustee

By:
	Name:	Christopher J. Nuxoll
	Title:	Vice President

Signature Page to Energy Transition Property Purchase and Sale Agreement

EXHIBIT A

FORM OF BILL OF SALE

See attached

BILL OF SALE

This Bill of Sale is being delivered pursuant to the Energy Transition Property Purchase and Sale Agreement, dated as of November 15, 2023 (the “Sale Agreement”), by and between Public Service Company of New Mexico (the “Seller”) and PNM Energy Transition Bond Company I, LLC (the “Issuer”). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Sale Agreement.

In consideration of the Issuer’s delivery to or upon the order of the Seller of $316,446,911, the Seller does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse or warranty, except as set forth in the Sale Agreement, all right, title and interest of the Seller in and to the Series Property created or arising under the Financing Order dated April 1, 2020 issued by the New Mexico Public Regulation Commission under the Energy Transition Act (such sale, transfer, assignment, setting over and conveyance of the Series Property includes, to the fullest extent permitted by the Energy Transition Act, the rights and interests of the Seller under the Financing Order, including the right of the Seller and any Successor or assignee of the Seller to impose, charge, collect and receive Series Charges in an amount necessary to provide for full payment and recovery of all Energy Transition Costs identified in the Financing Order, the right under the Financing Order to obtain True-Up Adjustments of the Series Charges, and all revenue or other proceeds arising out of the rights and interests created under the Financing Order). Such sale, transfer, assignment, setting over and conveyance is hereby expressly stated to be a sale or other absolute transfer and, pursuant to Section 62-18-14(A) of the Energy Transition Act, shall be treated as an absolute transfer and true sale and not as a pledge of or secured transaction relating to the Seller’s right, title, and interest in, to, and under the Series Property. The Seller and the Issuer agree that after giving effect to the sale, transfer, assignment, setting over and conveyance contemplated hereby the Seller has no right, title or interest in, to, or under the Series Property to which a security interest could attach because (i) it has sold, transferred, assigned, set over and conveyed all right, title and interest in and to the Series Property to the Issuer, (ii) as provided in Section 62-18-14 of the Energy Transition Act, all right, title and interest shall have passed to the Issuer and (iii) as provided in Section 62-18-14(B) of the Energy Transition Act, appropriate financing statements have been filed and such transfer is perfected against all third parties, except creditors holding a prior security interest, ownership interest or assignment in the Series Property previously perfected in accordance with Section 62-18-13 of the Energy Transition Act. If such sale, transfer, assignment, setting over and conveyance is held by any court of competent jurisdiction not to be an absolute transfer and true sale as provided in Section 62-18-14(A) of the Energy Transition Act, then such sale, transfer, assignment, setting over and conveyance shall be treated as a pledge of the Series Property and as the creation of a security interest (within the meaning of the Energy Transition Act and the UCC) in the Series Property and, without prejudice to its position that it has absolutely transferred all of its rights in the Series Property to the Issuer, the Seller hereby grants a security interest in the Series Property to the Issuer (and to the Indenture Trustee for the benefit of the Secured Parties) to secure their respective rights under the Basic Documents to receive the Series Charges and all other Series Property.

The Issuer does hereby purchase the Series Property from the Seller for the consideration set forth in the preceding paragraph.

Each of the Seller and the Issuer acknowledges and agrees that the purchase price for the Series Property sold pursuant to this Bill of Sale and the Sale Agreement is equal to its fair market value at the time of sale.

The Seller confirms that (i) each of the representations and warranties on the part of the Seller contained in the Sale Agreement are true and correct in all respects on the date hereof as if made on the date hereof and (ii) each condition precedent that must be satisfied under Section 2.02 of the Sale Agreement has been satisfied upon or prior to the execution and delivery of this Bill of Sale by the Seller.

This Bill of Sale may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

This Bill of Sale shall be construed in accordance with the laws of the State of New Mexico, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such law.

IN WITNESS WHEREOF, the Seller and the Issuer have duly executed this Bill of Sale as of this [] day of [], 2023.

PNM ENERGY TRANSITION BOND COMPANY I, LLC,
as Issuer

By:
Name:
Title:

PUBLIC SERVICE COMPANY OF NEW MEXICO,
as Seller

By:
Name:
Title:

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